                                                                    Exhibit 5(a)

[LOGO of Prudential]                                                Annuities Service Center
                                                                    Insurance Licensed
                                                                    Registered Representative
                                                                    1-800-513-0805
                                                                    www.prudentialannuities.com

                                                                    Regular Mail Delivery
Prudential                                                          Annuities Service Center
Premier(R) Retirement                                               P.O. Box 7960
                                                                    Philadelphia, PA 19176
Variable Annuity Application Form
Annuities are issued by Pruco Life Insurance Company                Overnight Service, Certified or
                                                                    Registered Mail Delivery
                                                                    Prudential Annuities Service Center
                                                                    2101 Welsh Road
                                                                    Dresher, PA 19025

PRODUCT SELECTION => [_________] ADVISOR VARIABLE ANNUITY
                                 (This Application must be accompanied by a completed administrative Investment
                                 Advisor Form signed by both a current enrolled Investment Advisor and the Owner.)

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[ ] Individual [ ] Custodian [ ] UTMA/UGMA [ ] Trust* [ ] Corporation* [ ] Other* [______________________________________]

*   If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity)          Birth Date (Mo / Day / Yr) SSN / TIN

[____________________________________________________] [_______/________/_______] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [____________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[ ] Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last)                             Birth Date (Mo / Day / Yr)  SSN / TIN

[____________________________________________________] [_______/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [____________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: [_________________________________________________________________________________________________]

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

Name (First, Middle, Last)                             Birth Date (Mo / Day / Yr)   SSN / TIN

[____________________________________________________] [________/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

                           Networking No.                                    Annuity No. (If established)
FOR BROKER/DEALER USE ONLY [_______________________________________________] [___________________________________________]

P-VAA(2/10)                                            ORD 202827 | PAGE 1 OF 9

[LOGO of Prudential]

SECTION 2 BENEFICIARY INFORMATION

..   For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..   For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%.
Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [___________/____________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO

     If yes, a State Replacement Form is required for NAIC model regulation states.

2.   WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR
     MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO If yes, complete the following and submit a State Replacement Form, if required.

Company Name                                           Policy or Annuity Number         Year Issued

[____________________________________________________] [______________________________] [________________________________]

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified [ ] SEP-IRA* [ ] Roth 401(k)* [ ] 457(b)*(gov't. entity)     [ ] 401*(Plan Year) [_____________________]

[ ] IRA           [ ] Roth IRA [ ] 403(b)*      [ ] 457(b)*(501(c) tax-exempt) [ ] Other [_______________________________]

*   The following information is required if the contract being requested is an employer plan.

Employer Plan No. (if available)                            Employer Plan Phone No.

[_________________________________________________________] [____________________________________________________________]

Employer Plan Name                                          Employer Plan Contact Name

[_________________________________________________________] [____________________________________________________________]

Street Address                                              City                                 State       ZIP

[_________________________________________________________] [__________________________________] [_________] [___________]

P-VAA(2/10)                                            ORD 202827 | PAGE 2 OF 9

[LOGO of Prudential]

SECTION 3 ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life;
please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                                  NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).                   Indicate type of initial estimated payment(s).

[ ] Transfer..........$ [_____________________]                  [ ] 1035 Exchange..............$ [______________________]

[ ] Rollover..........$ [_____________________]                  [ ] Amount Enclosed............$ [______________________]

[ ] Direct Rollover...$ [_____________________]                  [ ] CD Transfer or
                                                                     Mutual Fund Redemption ....$ [______________________]
[ ] IRA/ Roth IRA
    Contribution......$ [_____________] for tax year [______]

    If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS
MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN.)                                                DEATH BENEFITS (ONLY ONE MAY BE CHOSEN.)
---------------------------------------------------------------------------------------  -------------------------------------------
Income Benefits                                Accumulation Benefits                     [ ] Combination 5% Roll-up and Highest
                                                                                             Anniversary Value
[ ] Highest Daily Lifetime(SM) 6 Plus          [ ] Highest Daily(SM) Guaranteed
                                                   Return Option(SM) II (HD GRO(SM) II)  [ ] Highest Anniversary Value (HAV)
[ ] Spousal Highest Daily Lifetime(SM) 6 Plus
                                               [ ] Guaranteed Return Option(SM)          Death Benefits can only be elected at issue
[ ] Highest Daily Lifetime(SM) 6 Plus with         Plus II (GRO Plus II)                 of a new contract and cannot be terminated
    Lifetime Income Accelerator/1/                                                       once elected.

/1/  Cannot be elected with any Optional Death Benefit.

SECTION 4 INVESTMENT SELECTION

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your DCA transfers will be allocated. You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[ ] 6 Month DCA [_______________]% of purchase payments OR [ ] 12 Month DCA [________________]% of purchase payments

If you have elected a 6 or 12 month DCA program, you may NOT elect any of the MVA Options in Section 4B.

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.

P-VAA(2/10)                                            ORD 202827 | PAGE 3 OF 9

[LOGO of Prudential]

SECTION 4 INVESTMENT SELECTION (CONTINUED)

B. INVESTMENT ALLOCATIONS

> IF YOU ARE ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT IN SECTION 3D, you must choose from one of the following two options:

1.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio.
     Allocations made among these portfolios must total 100% (BOX 1)

2.   CUSTOM PORTFOLIOS: You must allocate at least 20% among the individual portfolios listed in BOX 2 and the remaining percentage among the individual portfolios listed in BOX 1 and BOX 3 in any percent combinations.
     Custom Portfolios will automatically be rebalanced quarterly to the allocations selected.

> IF YOU ARE NOT ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT, you may allocate among any of the portfolios and MVA Options listed in BOXES 1, 2, 3, 4 or 5 in any percentage combination totaling 100%.

INVESTMENTS SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

BOX 1 | ASSET ALLOCATION PORTFOLIOS %

     TRADITIONAL                                 TACTICAL                               ALTERNATIVE
[__] AST Balanced Asset Allocation          [__] AST CLS Growth Asset Allocation   [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation    [__] AST CLS Moderate Asset Allocation      Asset Allocation
[__] AST Fidelity Investments(R) Pyramis(R) [__] AST Horizon Growth Asset          [__] AST Advanced Strategies
     Asset Allocation                            Allocation                        [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation      [__] AST Horizon Moderate Asset        [__] AST Schroders Multi-Asset
[__] AST T. Rowe Price Asset Allocation          Asset Allocation                       World Strategies
[__] Franklin Templeton VIP Founding             QUANTITATIVE
     Funds Allocation Fund                  [__] AST First Trust Balanced Target
                                            [__] AST First Trust Capital
                                                 Appreciation Target                    BOX 1 TOTAL [_________] %

BOX 2 | BOND PORTFOLIOS %

[__] AST PIMCO Total Return Bond            [__] AST Western Asset Core Plus Bond       BOX 2 TOTAL [_________] %

BOX 3 | ADDITIONAL PORTFOLIOS %

     LARGE-CAP GROWTH                            MID-CAP GROWTH                         SMALL-CAP VALUE
[__] AST Goldman Sachs                      [__] AST Goldman Sachs Mid-Cap Growth  [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                    [__] AST Neuberger Berman              [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth               Mid-Cap Growth                         INTERNATIONAL EQUITY
[__] AST Marsico Capital Growth                  MID-CAP VALUE                     [__] AST International Growth
[__] AST MFS Growth                         [__] AST Mid-Cap Value                 [__] AST International Value
[__] AST T. Rowe Price Large-Cap Growth     [__] AST Neuberger Berman / LSV        [__] AST JP Morgan International Equity
     LARGE-CAP BLEND                             Mid-Cap Value                     [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                     FIXED INCOME                      [__] AST Parametric Emerging
     LARGE-CAP VALUE                        [__] AST High Yield                         Markets Equity
[__] AST AllianceBernstein Core Value       [__] AST Lord Abbett Bond-Debenture         SPECIALTY PORTFOLIO
[__] AST AllianceBernstein                  [__] AST Money Market                  [__] AST Cohen & Steers Realty
     Growth & Income                        [__] AST PIMCO Limited Maturity Bond   [__] AST Global Real Estate
[__] AST American Century                   [__] AST T. Rowe Price Global Bond     [__] AST T. Rowe Price Natural Resources
     Income & Growth                             SMALL-CAP GROWTH
[__] AST DeAM Large-Cap Value               [__] AST Federated Aggressive Growth
[__] AST Jennison Large-Cap Value           [__] AST Neuberger Berman
[__] AST Large-Cap Value                         Small-Cap Growth
                                            [__] AST Small-Cap Growth                   BOX 3 TOTAL [_________] %

Continued on next page


P-VAA(2/10)                                            ORD 202827 | PAGE 4 OF 9

[LOGO of Prudential]


SECTION 4 INVESTMENT SELECTION (CONTINUED)

B. INVESTMENT ALLOCATIONS

BOX 4 | PROFUND PORTFOLIOS %

     LARGE-CAP GROWTH                            SPECIALTY PORTFOLIO
[__] ProFund VP Large-Cap Growth            [__] ProFund VP Consumer Goods
     LARGE-CAP VALUE                        [__] ProFund VP Consumer Services
[__] ProFund VP Large-Cap Value             [__] ProFund VP Financials
     MID-CAP GROWTH                         [__] ProFund VP Health Care
[__] ProFund VP Mid-Cap Growth              [__] ProFund VP Industrials
     MID-CAP VALUE                          [__] ProFund VP Real Estate
[__] ProFund VP Mid-Cap Value               [__] ProFund VP Telecommunications
     SMALL-CAP GROWTH                       [__] ProFund VP Utilities
[__] ProFund VP Small-Cap Growth
     SMALL-CAP VALUE
[__] ProFund VP Small-Cap Value
                                                             BOX 4 TOTAL [_________] %

BOX 5 | MVA OPTIONS %

[__] 3-Year Guarantee Period                [__] 7-Year Guarantee Period

[__] 5-Year Guarantee Period                [__] 10-Year Guarantee Period

                                                             BOX 5 TOTAL [_________] %

                                                 CUMULATIVE (TOTAL 100%) [_________] %

P-VAA(2/10)                                            ORD 202827 | PAGE 5 OF 9

[LOGO of Prudential]


SECTION 5 E-DOCUMENTS

[ ]  By checking, providing my e-mail address below and signing Section 9, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

     I understand that I will receive documents including but not limited to: statements, confirmations and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time
     I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address

[______________________________________________________________________________________________________________________]

SECTION 6 INSURANCE LICENSED REGISTERED REPRESENTATIVE AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" (except in Utah, where we will assume your answer is
"NO") to Perform Contract Maintenance and Provide Investment/Allocation Instructions. For definitions, see
Definitions and Disclosures.

DO YOU AUTHORIZE your Insurance Licensed Registered Representative to perform any of the designated activities below? [ ] Yes [ ] No

Please indicate what designated activities you authorize your Insurance Licensed Registered Representative to have:

[ ] PERFORM CONTRACT MAINTENANCE       [ ] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

SECTION 7 ADDITIONAL INFORMATION

If needed for:

.. Special Instructions  . Beneficiaries                  . Contingent Annuitant (for custodial business only)
.. Annuity Replacement   . Entity Authorized Individuals

[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]
[______________________________________________________________________________________________________________________]


P-VAA(2/10)                                            ORD 202827 | PAGE 6 OF 9

[LOGO of Prudential]

SECTION 8 NOTICES & DISCLAIMERS

FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of the     MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR
group contract is the Pruco Life Insurance Variable Annuity         MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE
Trust, an out-of-state, discretionary trust under the regulation    OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT,
of Indiana law.                                                     FINES OR A DENIAL OF INSURANCE BENEFITS.

ARIZONA: Upon written request an insurer is required to provide,    NEW JERSEY: Any person who includes any false or misleading
within a reasonable time, factual information regarding the         information on an application for an insurance policy is subject
benefits and provisions of the annuity contract to the contract     to criminal and civil penalties.
owner.
                                                                    NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS
If for any reason you are not satisfied with this contract, you     QUESTION:
may return it to us within 10 days (or 30 days for applicants 65    1.  Did you receive a prospectus for this annuity?
or older) of the date you receive it. All you have to do is take        [ ] YES [ ] NO
it or mail it to one of our offices or to the representative who    2.  Do you believe the annuity meets your financial objectives
sold it to you, and it will be canceled from the beginning. If          and anticipated future financial needs?
this is not a variable contract, any monies paid will be returned       [ ] YES [ ] NO
promptly. If this is a variable contract, any monies paid will be
returned promptly after being adjusted according to state law.      OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant for        application or files a claim containing a false or deceptive
entity-owned contracts) is age 60 or older, you are required to     statement is guilty of insurance fraud.
complete the "Important Information for Annuities Issued or
Delivered in California" form.                                      OKLAHOMA: WARNING--Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the
COLORADO: It is unlawful to knowingly provide false, incomplete,    proceeds of an insurance policy containing any false, incomplete
or misleading facts or information to an insurance company for      or misleading information is guilty of a felony.
the purpose of defrauding or attempting to defraud the company.
Penalties may include imprisonment, fines, denial of insurance,     OREGON and VERMONT:--Any person who knowingly presents a
and civil damages.                                                  materially false statement in an application for insurance may be guilty of a criminal offense an subject to penalties under
Any insurance company or agent of an insurance company who          state law.
knowingly provides false, incomplete, or misleading facts or
information to a policy holder or claimant for the purpose of       PENNSYLVANIA: Any person who knowingly and with intent to
defrauding or attempting to defraud the policy holder or claimant   defraud any insurance company or other person files an
with regard to a settlement or award payable from insurance         application for insurance or statement of claim containing any
proceeds shall be reported to the Colorado Division of Insurance    materially false information or conceals for the purpose of
within the Department of Regulatory Agencies.                       misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE,        subjects such person to criminal and civil penalties.
DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING          TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.              provide false, incomplete or misleading information to an
                                                                    insurance company for the purpose of defrauding the company.
KENTUCKY: Any person who knowingly and with intent to defraud any   Penalties include imprisonment, fines, and denial of insurance
insurance company or other person files an application for          benefits.
insurance containing any materially false information or
conceals, for the purpose of misleading, information concerning     ALL OTHER STATES: Any person who knowingly and willfully
any fact material thereto commits a fraudulent insurance act,       presents a false or fraudulent claim for payment of a loss or
which is a crime.                                                   benefit or who knowingly and willfully presents false
                                                                    information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

P-VAA(2/10)                                            ORD 202827 | PAGE 7 OF 9

[LOGO of Prudential]

SECTION 9 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[ ]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..    I acknowledge that I have received a current prospectus for this annuity.

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

     NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A
     COMPLETED CERTIFICATE OF ENTITY OWNERSHIP FORM.

REQUIRED =>  State where signed [________________]
             (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS
             FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE      =>  Owner                                            Date
                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

TITLE (IF ANY) =>
                   [_____________________________________________]
                   If signing on behalf of an entity, you must indicate your official title / position with the entity;
                   if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE      =>  Co-Owner                                         Date
                   [_____________________________________________]  [__________________________________]
                                                                    Month / Day / Year

SIGN HERE      =>  Annuitant                                        Date
                   [_____________________________________________]  [__________________________________]
                   (if different from Owner)                        Month / Day / Year


P-VAA(2/10)                                            ORD 202827 | PAGE 8 OF 9

[LOGO of Prudential]


SECTION 10 INSURANCE LICENSED REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. INSURANCE LICENSED REGISTERED REPRESENTATIVE

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

Name (First, Middle, Last)

[_______________________________________________________________________________________________________][_______________%]

ID Number                                   Telephone Number                 E-mail

[________________________________________]  [_____________________________]  [____________________________________________]

B. BROKER/DEALER

Name

[_________________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, submit a State Replacement Form, if required.
[ ] Yes [ ] No

INSURANCE LICENSED REGISTERED REPRESENTATIVE STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that:
(a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT.
I ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date
              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year

SIGN HERE =>  Insurance Licensed Registered Representative Signature        Date
              [__________________________________________________________]  [_________________________________]
                                                                            Month / Day / Year


P-VAA(2/10)                                            ORD 202827 | PAGE 9 OF 9

[LOGO of Prudential]

DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for           IRS CODE 501
explanations of any of the terms used, or contact Pruco Life with
any questions.                                                     Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
ANNUITY COMMENCEMENT DATE                                          exemption covers charitable organizations.

The Annuity Date will be the first day of the month following the  OWNER OF ANNUITY
95th birthday of the oldest of any Owner, Co-Owner or Primary
Annuitant. If you would like to elect an earlier Annuity Date,     The term "Owner" may be referred to as "Participant" in your
you may do so once the contract is issued by completing an         annuity. In these forms, for simplicity, the Participant is
Annuity Change Form.                                               referred to as Owner.

AUTHORIZATION                                                      e-DOCUMENTS

In Section 6, you may grant or deny your Insurance Licensed        If the e-Documents service is elected, the Owner(s) will
Registered Representative access to your Annuity Contract          not receive paper documents, unless paper documents are
Information and give that person the ability to perform the        specifically requested. You must include the e-mail address of
activities you have selected.                                      the Owner(s) who will be notified by e-mail when documents are available for viewing on the Prudential Web site. You may update
Neither Pruco Life nor any person authorized by Pruco Life will    your subscription information, change your e-mail address, and
be responsible for, and you agree to indemnify and hold Pruco      revoke consent or obtain a paper copy of any document by
Life harmless from and against, any claim, loss, taxes, penalties  contacting ANNUITIES SERVICE CENTER at 1-800-513-0805 or by
or any other liability or damages in connection with, or arising   e-mail at service@prudential.com. The availability of certain
out of, any act or omission if we acted on an authorized           e-Documents may be subject to change. Pruco Life will notify you
individual's instructions in good faith and in reliance on this    regarding changes to the types of documents offered
Authorization.                                                     electronically for viewing.

THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:                  Consent will be withdrawn upon due proof of your death, if all of
1. PERFORM CONTRACT MAINTENANCE                                    your contracts are fully surrendered or when you notify us that
   "Contract Maintenance" is currently limited to the following:   you are revoking your consent to e-Documents service.
   changes to the Address-of-Record for the Owner(s), increasing or decreasing systematic investment amounts under a Systematic  WITHHOLDING STATEMENT
   Investment program or termination of a Systematic Investment
   program and increasing or decreasing systematic withdrawal      Federal and some state laws require that Pruco Life withhold
   amounts under a Systematic Withdrawal program or termination    income tax from certain cash distributions, unless the recipient
   of a Systematic Withdrawal program. Additional maintenance      requests that we not withhold. You may not opt out of withholding
   activities may be available in the future.                      unless you have provided Pruco Life with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.
2. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS
   "Investment/Allocation Instructions" includes all activities    If you request a distribution that is subject to withholding and
   which affect the investment of your Contract Value in the       do not inform us in writing NOT to withhold Federal Income Tax
   Sub-Accounts available (consult your current prospectus).       before the date payment must be made, the legal requirements are
   These activities include transfers between Sub-Accounts;        for us to withhold tax from such payment.
   changes in Standing Allocation instructions for additional
   Purchase Payments; initiating, terminating or making changes    If you elect not to have tax withheld from a distribution or if
   to allocation instructions, where applicable, for Optional      the amount of Federal Income Tax withheld is insufficient, you
   Programs such as Systematic Withdrawals, Automatic              may be responsible for payment of estimated tax. You may incur
   Rebalancing, Dollar Cost Averaging and Fixed Option renewal.    penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you
This authorization may be revoked by calling 1-800-513-0805.       may wish to consult with your tax advisor.
Proper identification of the caller will be required to revoke
this authorization. Note: This Section cannot be used for Third    Some states have enacted State tax withholding. Generally,
Party Investment Advisor authorizations.                           however, an election out of Federal withholding is an election out of State withholding.
BENEFICIARIES
                                                                   SITUS RULES
.. The Owner reserves the right to change the Beneficiary unless
  the Owner notifies Pruco Life in writing that the Beneficiary    Contracts solicited, signed and issued outside of the client's
  designation is irrevocable.                                      resident state require that a fully completed Situs Form be
.. If an Attorney-in-Fact signs the enrollment, the                 submitted with the application. In the event that the financial
  Attorney-in-Fact may only be designated as a Beneficiary if      professional is licensed in both the client's resident state and
  the Power-of-Attorney instrument and the relevant state law      the state of solicitation, and where the Situs Form criteria is
  permit it.                                                       not applicable, the annuity may be issued in the client's
                                                                   resident state. The Additional Information Section of the
DEATH BENEFIT                                                      application should be noted to reflect that the contract should be issued in the client's resident state and not the state of
Death benefit proceeds are payable in equal shares to the          signing.
surviving Beneficiaries in the appropriate Beneficiary class
unless you request otherwise.                                      Please note that all state specific requirements apply to the state in which the contract is being issued.
The death benefit under Pruco Life becomes payable to the
designated Beneficiary upon first death of any Owner. For          Prudential, Prudential Financial, Prudential Annuities, the Rock
Entity-Owned Annuities, the death benefit is paid upon the death   logo and the Rock Prudential logo are registered service marks of
of the Annuitant unless a Contingent Annuitant has been named.     The Prudential Insurance Company of America and its affiliates.